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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported):  November 19, 2003



                      CHAMPIONSHIP AUTO RACING TEAMS, INC.
             (Exact name of registrant as specified in its charter)



Delaware                          1-13925                  38-3389456
(State or other                   (Commission              (IRS Employer
jurisdiction of                   File Number)             Identification No.)
incorporation)



                         5350 Lakeview Parkway South Dr.
                             Indianapolis, IN 46268
             (Address of principal executive offices, with zip code)



       Registrant's telephone number, including area code: (317) 715-4100

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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         On November 19, 2003, Championship Auto Racing Teams, Inc. ("Championship") (OTCBB: CPNT) announced today that it will hold a special meeting of its stockholders, at which it will ask stockholders to vote to adopt the previously announced merger agreement with Open Wheel Racing Series LLC. The meeting is scheduled for December 19, 2003 at 10:00 am, local time, at Championship's headquarters.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is incorporated by reference as part of this Report:

Exhibit         Description
-------         -----------
99.1     Press release dated November 19, 2003


                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 19th day of November, 2003.

                                           CHAMPIONSHIP AUTO RACING TEAMS, INC.


                                           By:       /s/ Thomas L. Carter
                                              ---------------------------------
                                                    Thomas L. Carter,
                                                    Chief Financial Officer


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